Exhibit 99.1

The following tables set forth certain estimated financial and operating results of Third Point Reinsurance Ltd. ("TPRE") as of and for the fiscal year ended December 31, 2014, together with audited financial and operating results as of and for the fiscal year ended December 31, 2013:

	For the years ended December 31,		Percentage change
	2014	2013
	($ in millions)

Net income	$47.4 - $53.4	$227.3	(79)% - (77)%
Net investment return on investments managed by Third Point LLC(1)	5.1% - 5.3%	23.9%	(79)% - (78)%
Combined ratio for Property and Casualty Reinsurance Segment(2)	101.7% - 102.7%	107.5%	(5)% - (4)%

	As of December 31,		Percentage change
	2014	2013
	($ in millions)

Total net investments managed by Third Point LLC(3)	$1,799.2 - $1,805.2	$1,559.4	15% - 16%
Total shareholders’ equity attributable to shareholders	$1,448.9 - $1,454.9	$1,391.7	4% - 5%
(1)     TPRE’s investments are managed by its investment manager, Third Point LLC, under a long-term investment management contract. TPRE directly owns the investments, which are held in a separate account and managed by Third Point LLC. Net investment return represents the return on our investments managed by Third Point LLC, net of fees. The net investment return on investments managed by Third Point LLC is the percentage change in value of a dollar invested over the reporting period on our investment assets managed by Third Point LLC, net of non-controlling interest. The stated return is net of withholding taxes, which are presented as a component of income tax expense in our condensed consolidated statements of income. Net investment return is the key indicator by which we measure the performance of Third Point LLC, our investment manager.
(2)     Combined ratio is calculated by dividing the sum of loss and loss adjustment expenses incurred, net, acquisition costs, net and general and administrative expenses related to underwriting activities by net premiums earned. The combined ratio compares the amount of net premiums earned to the amount incurred in claims and underwriting related expenses. This ratio is a key indicator of a reinsurance company’s profitability. A combined ratio greater than 100% means that loss and loss adjustment expenses, acquisition costs and general and administrative expenses related to underwriting activities exceeded net premiums earned.
(3)     See additional information in Note 5 to TPRE’s consolidated financial statements for the quarter ended September 30, 2014 and Note 5 to TPRE’s consolidated financial statements for the year ended December 31, 2013 included in this Current Report on Form 8-K filed on January 20, 2015.
The financial and operating results for TPRE as of and for the fiscal year ended December 31, 2013 included in the tables above have been derived from TPRE’s audited financial statements included in this Current Report on Form 8-K filed on January 20, 2015 and incorporated by reference herein.
The estimated financial operating results as of and for the fiscal year ended December 31, 2014 reflect the following:
• The primary driver of TPRE's net income is the net investment return on investments managed by Third Point LLC, which was lower for the year ended December 31, 2014 compared to the year ended December 31, 2013.
•TPRE's combined ratio improved primarily due to a lower general and administrative expense ratio compared to the prior year driven by proportionately higher net premiums earned.
•TPRE's increase in total net investments managed by Third Point LLC reflects net investment income and contributions of float generated by TPRE's reinsurance operations for the year ended December 31, 2014.
•The increase in TPRE's total shareholders' equity attributable to shareholders primarily reflects net income for the year ended December 31, 2014.

The estimated financial and operating results for TPRE’s fiscal year ended December 31, 2014 included in the tables above are preliminary, unaudited and subject to completion, reflect management’s current views, and may change as a result of management’s review of results and other factors, including a wide variety of significant business, economic and competitive risks and uncertainties. The preliminary results are subject to the finalization of year-end financial and accounting procedures (which have yet to be completed) and should not be viewed as a substitute for full annual financial statements prepared in accordance with U.S. generally accepted accounting principles. The actual results may be materially different from the estimated results. See the factors discussed under the caption “Risk Factors” in Item 1A of TPRE’s Form 10-K for the year ended December 31, 2013 as well as any additional risk factors included in TPRE’s quarterly or interim reports since the date of the most recent Annual Report on Form 10-K.
The estimated financial and operating results presented in the tables above were not prepared with a view toward complying with the Public Company Accounting Oversight Board guidelines with respect to prospective financial information. Neither our independent registered public accounting firm nor any other independent registered public accounting firm has audited, reviewed or compiled, examined or performed any procedures with respect to the estimated results, nor have they expressed any opinion or any other form of assurance on the estimated results.
You should read the information in the tables above in conjunction with TPRE’s historical financial statements and the notes thereto and the other financial and statistical information that we include or incorporate by reference in this prospectus supplement and the accompanying prospectus.
Forward-Looking Statements
Certain statements in this Exhibit 99.1 may constitute “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and as defined in the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding TPRE’s industry, business strategy, plans, goals and expectations concerning TPRE’s market position, international expansion, future operations, margins, profitability, future efficiencies, capital expenditures, liquidity and capital resources and other financial and operating information. When used in this Exhibit 99.1, the words “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “could,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements in this Exhibit 99.1.
Forward-looking statements reflect TPRE’s current expectations regarding future events, results or outcomes. These expectations may or may not be realized. Although TPRE believes the expectations reflected in the forward-looking statements are reasonable, TPRE can give no assurance that these expectations will prove to have been correct. Some of these expectations may be based upon assumptions, data or judgments that prove to be incorrect. Actual events, results and outcomes may differ materially from TPRE’s expectations due to a variety of known and unknown risks, uncertainties and other factors.
Factors that could materially affect these forward-looking statements can be found in TPRE’s periodic and current reports filed with the Securities and Exchange Commission. In evaluating the forward-looking statements, readers are urged to carefully consider the factors discussed under the caption “Risk Factors” in Item 1A of TPRE’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 filed with the Securities and Exchange Commission on February 28, 2014 (the “Annual Report”) as well as any additional risk factors included in TPRE’s periodic or current reports since the date of the Annual Report. Although it is not possible to identify all of these risks and factors, they include, among others, the following:

•	limited historical information about TPRE;

•	operational structure currently is being developed;

•	fluctuation in results of operations;

•	more established competitors;

•	losses exceeding reserves;

•	downgrades or withdrawal of ratings by rating agencies;

•	depending on key executives;

•	dependence on letter of credit facilities that may not be available on commercially acceptable terms;

•	potential inability to pay dividends;

•	unavailability of capital in the future;

•	dependence on clients’ evaluations of risks associated with such clients’ insurance underwriting;

•	suspension or revocation of TPRE’s reinsurance licenses;

•	potentially being deemed an investment company under U.S. federal securities law;

•	potential characterization of TPRE and/or Third Point Reinsurance Company Ltd. as a passive foreign investment company;

•	dependence on Third Point LLC, TPRE’s investment manager, to implement TPRE’s investment strategy;

•	termination by Third Point LLC of TPRE’s investment management agreement;

•	risks associated with TPRE’s investment strategy being greater than those faced by competitors;

•	increased regulation or scrutiny of alternative investment advisers affecting TPRE’s reputation;

•	TPRE potentially becoming subject to United States federal income taxation;

•	TPRE potentially becoming subject to U.S. withholding and information reporting requirements under the Foreign Account Tax Compliance Act; and

•	other risks and factors listed under “Risk Factors” in TPRE’s most recent Annual Report on Form 10-K and other periodic and current reports filed with the Securities and Exchange Commission.
Any one of these factors or a combination of these factors could materially affect TPRE’s financial condition or future results of operations and could influence whether any forward-looking statements contained in this Exhibit 99.1 ultimately prove to be accurate. TPRE’s forward-looking statements are not guarantees of future performance, and readers should not place undue reliance on them. All forward-looking statements speak only as of the date made and TPRE undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.